Exhibit 12(b)
                                                                   -------------
                              SS.906 CERTIFICATION


Pursuant to 18 U.S.C. ss.1350, the undersigned officers of ICAP Funds, Inc. (the "Company"), hereby certify, to the best of his or her knowledge, that the Company's Report on Form N-CSR for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   Date:  March 1, 2005

                                      /s/ Robert H. Lyon
                                      ---------------------
                                      Name:  Robert H. Lyon
                                      Title:  President

   Date:  March 1, 2005

                                      /s/ Pamela H. Conroy
                                      -----------------------
                                      Name:  Pamela H. Conroy
                                      Title:  Vice President and Treasurer

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.